UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2023

NATURALSHRIMP INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	000-54030	74-3262176
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

5501 LBJ Freeway, Suite 450, Dallas, Texas	75240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (866) 351-5907

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Section 7 - Regulation FD Disclosure

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on October 24, 2022, NaturalShrimp Incorporated, a Nevada corporation (the “Company”), entered into a Merger Agreement (as it may be amended, supplemented, or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Yotta Acquisition Corporation, a Delaware corporation (“Yotta”), and Yotta Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of Yotta (“Merger Sub”).

The Merger Agreement and the transactions contemplated thereby (the “Transactions”) were approved by the board of directors of each of the Company, Yotta, and Merger Sub.

The Merger Agreement provides, among other things, that Merger Sub will merge with and into the Company, with the Company as the surviving company in the merger and, after giving effect to such merger, the Company shall be a wholly-owned subsidiary of Yotta (the “Merger”). In addition, Yotta will be renamed “NaturalShrimp, Incorporated” or such other name as shall be designated by the Company.

On April 28, 2023, the Company issued a press release in connection with Yotta’s filing of amendment No. 1 to the Registration Statement on Form S-4 containing a preliminary proxy statement/information statement/prospectus in connection with the Merger. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Exhibit 99.1 is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Additional Information

In connection with the Merger and the other Transactions, Yotta has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”) including a registration statement on Form S-4, which includes a prospectus with respect to its common stock to be issued in connection with the Merger and a proxy statement with respect to the stockholder meeting of Yotta to vote on the Transactions. Promptly after the registration statement is declared effective by the SEC, Yotta and the Company will mail the definitive proxy statement/information statement/prospectus to each of their respective stockholders. Investors and securityholders of the Company and other interested persons are urged to read the preliminary and, when available, the definitive proxy statement/information statement/prospectus as well as other documents that Yotta and the Company file with the SEC, as well as any amendments or supplements to those documents, because they contain important information about the Company, Yotta, and the Merger. Once available, stockholders will also be able to obtain a copy of the Registration Statement, including the proxy statement/information statement/prospectus, and other documents filed with the SEC without charge, at the SEC’s website at http://www.sec.gov and, with respect to documents filed by the Company, from the Company’s website at www.naturalshrimp.com.

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Participants in the Solicitation

Yotta and its directors and executive officers may be deemed participants in the solicitation of proxies from Yotta stockholders with respect to the Transactions. Information about Yotta’s directors and executive officers and a description of their interests in Yotta and the Transactions is included in the proxy statement/information statement/prospectus for the Transactions and available at the SEC’s website (www.sec.gov).

The Company and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Yotta in connection with the Transactions. Information about the Company’s directors and executive officers is set forth in the Company’s Annual Report on Form 10-K for the year ended March 31, 2022, as filed with the SEC on June 29, 2022, and information regarding their interests in the Transactions is included in the proxy statement/information statement/prospectus for the Transactions.

Forward Looking Statements

The press release incorporated by reference herein contains a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such statements reflect management’s current views with respect to future events and are subject to numerous assumptions, risks, and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements for a variety of reasons including: the stability of the financial and capital markets; the Company and Yotta being able to receive all required third-party and stockholder approvals for the Transactions; the amount of redemptions by Yotta public shareholders; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the Company or Yotta following announcement of the Merger Agreement and the Transactions; the risk that the announcement and consummation of the proposed transactions disrupts the Company’s current plans; the ability to recognize the anticipated benefits of the Transactions; unexpected costs related to the proposed Transactions; the risks that the consummation of the Transactions is substantially delayed or does not occur, including prior to the date on which Yotta is required to liquidate under the terms of its charter documents; and those discussed and identified in filings made by the Company and Yotta with the SEC. The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on any forward-looking statement and, except to the extent required by applicable law or regulation, the Company assumes no obligation and does not intend to update or revise these forward-looking statements whether as a result of new information, future events, or otherwise.

Disclaimer

This communication does not constitute an offer to sell, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, exchange, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURALSHRIMP INCORPORATED

Date: May 1, 2023	By:	/s/ William Delgado
	Name:	William Delgado
	Title:	Chief Financial Officer

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